                                                           File Numbers 33-85496
                                                                        811-8830


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                  Post-Effective Amendment Number 18          X


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment Number 9             X


                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                              Dwayne C. Radel, Esq.
                    Senior Vice President and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                          Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---


         on (date) pursuant to paragraph (b) of Rule 485
     ---


         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

      X  on May 1, 2008 pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity(R) Variable Insurance Products Funds, Janus Aspen
                Series, W&R Target Funds, Inc., Lord Abbett Series Fund, Inc.,
                Van Eck Worldwide Insurance Trust and BlackRock Variable
                Series Funds, Inc.

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner, as well as certificates issued under a group contract.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares or Advantus Series Fund, Inc. (the "Series Fund"), Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


SERIES FUND


-    Bond Portfolio--Class 2 Shares
-    Index 400 Mid-Cap Portfolio--Class 2 Shares
-    Index 500 Portfolio--Class 2 Shares
-    International Bond Portfolio--Class 2 Shares
-    Money Market Portfolio
-    Mortgage Securities Portfolio--Class 2 Shares
-    Real Estate Securities Portfolio--Class 2 Shares


FIDELITY(R) VIP

-    VIP Contrafund Portfolio: Initial Class Shares
-    VIP Equity-Income Portfolio: Initial Class Shares
-    VIP High Income Portfolio: Initial Class Shares

JANUS ASPEN SERIES

-    Janus Aspen Series Forty Portfolio--Service Shares
-    Janus Aspen Series International Growth Portfolio--Service Shares

W&R TARGET FUNDS, INC.


-    W&R Target Balanced Portfolio
-    W&R Target Core Equity Portfolio
-    W&R Target Growth Portfolio
-    W&R Target International Value Portfolio
-    W&R Target Micro Cap Growth Portfolio
-    W&R Target Small Cap Growth Portfolio
-    W&R Target Small Cap Value Portfolio
-    W&R Target Value Portfolio


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD.YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO.WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2008.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                                  MINNESOTA LIFE

TABLE OF CONTENTS


                                                                                       Page
Questions and Answers about the Variable Group Universal Life Insurance Contract         2
   Summary of Benefits and Risks                                                         2
   Risks of Owning a Variable Universal Life Insurance Certificate                       2
   Fee Tables                                                                            7
General Descriptions                                                                    10
   Minnesota Life Insurance Company                                                     10
   Minnesota Life Variable Universal Life Account                                       10
   Additions, Deletions or Substitutions                                                13
   Voting Rights                                                                        13
   The Guaranteed Account                                                               14
   Summary Information                                                                  14
      Guaranteed Account Value                                                          15
Charges                                                                                 15
   Premium Expense Charges                                                              15
      Sales Charge                                                                      15
      Premium Tax Charge                                                                16
      OBRA Expense Charge                                                               16
   Account Value Charges                                                                16
      Monthly Deduction                                                                 16
      Partial Surrender Charge                                                          17
      Transfer Charge                                                                   17
      Additional Benefits Charges                                                       18
   Separate Account Charges                                                             18
   Fund Charges                                                                         18
   Guarantee of Certain Charges                                                         18
Information about the Group Policy and Certificates                                     18
   Applications and Issuance                                                            18
   Dollar Cost Averaging                                                                19
   Free Look                                                                            19
   Continuation of Group Coverage                                                       20
   Conversion Right to an Individual Policy                                             20
   General Provisions of the Group Contract                                             20
      Issuance                                                                          20
      Termination                                                                       20
      Right to Examine Group Contract                                                   21
      Entire Group Contract                                                             21
      Ownership of Group Contract and Group Contract Changes                            21
Certificate Premiums                                                                    21
   Premium Limitations                                                                  22
   Allocation of Net Premiums and Account Value                                         22
Death Benefit and Account Values                                                        23
   Option A -- Level Death Benefit                                                      23
   Option B -- Increasing Death Benefit                                                 23
   Change in Face Amount                                                                23
      Increases                                                                         23
      Decreases                                                                         24
   Payment of Death Benefit Proceeds                                                    24
   Account Values                                                                       24
      Determination of the Guaranteed Account Value                                     25
      Determination of the Separate Account Value                                       25
      Unit Value                                                                        25
      Net Investment Factor                                                             26
      Daily Values                                                                      26

                                                                                       Page
Surrenders, Partial Surrenders and Transfers                                            26
   Transfers                                                                            27
      Market Timing                                                                     27
      Guaranteed Account Transfer Restrictions                                          28
      Other Transfer Information                                                        29
Loans                                                                                   30
   Loan Interest                                                                        30
   Loan Repayments                                                                      31
Lapse and Reinstatement                                                                 31
   Lapse                                                                                31
   Reinstatement                                                                        32
   Additional Benefits                                                                  32
      Accelerated Benefits Rider                                                        32
      Waiver of Premium Rider                                                           32
      Accidental Death and Dismemberment Rider                                          32
      Child Rider                                                                       32
      Spouse Rider                                                                      32
      Policyholder Contribution Rider                                                   32
   General Matters Relating to the Certificate                                          33
      Postponement of Payments                                                          33
      The Certificate                                                                   33
      Control of Certificate                                                            33
      Maturity                                                                          34
      Beneficiary                                                                       34
      Change of Beneficiary                                                             34
      Settlement Options                                                                34
Federal Tax Status                                                                      35
   Introduction                                                                         35
   Taxation of Minnesota Life and the Variable Universal Life Account                   35
   Tax Status of Certificates                                                           36
   Owner Control                                                                        36
   Diversification of Investments                                                       36
   Tax Treatment of Policy Benefits                                                     36
   Modified Endowment Contracts                                                         37
   Multiple Policies                                                                    38
   Withholding                                                                          38
   Other Transactions                                                                   38
   Other Taxes                                                                          38
      Non-Individual Owners and Business Beneficiaries of Policies                      39
   Split-Dollar Arrangements                                                            39
   Alternative Minimum Tax                                                              39
      Economic Growth and Tax Relief Reconciliation Act of 2001                         40
Distribution of Certificates                                                            40
   Payments Made by Underlying Mutual Funds                                             41
Other Matters                                                                           42
   Legal Proceedings                                                                    42
   Registration Statement                                                               42
   Financial Statements                                                                 42
Statement of Additional Information                                                     43

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the subaccounts of the separate account. The choice of available investment options ("subaccounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.


     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).


     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans.We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.


     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?


     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.


     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the 20 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.


     Series Fund Portfolios include:


          Bond Portfolio--Class 2 Shares
          Index 400 Mid-Cap Portfolio--Class 2 Shares
          Index 500 Portfolio--Class 2 Shares
          International Bond Portfolio--Class 2 Shares
          Money Market Portfolio
          Mortgage Securities Portfolio--Class 2 Shares
          Real Estate Securities Portfolio--Class 2 Shares


     Fidelity(R) VIP Portfolios include:

          Fidelity(R) VIP Contrafund Portfolio: Initial Class Shares Fidelity(R) VIP Equity-Income Portfolio: Initial Class Shares Fidelity(R) VIP High Income Portfolio: Initial Class Shares

     Janus Aspen Series Portfolios include:

          Janus Aspen Series Forty Portfolio--Service Shares
          Janus Aspen Series International Growth Portfolio--Service Shares

     W&R Target Funds Portfolios include:

          W&R Target Funds, Inc.--Balanced Portfolio
          W&R Target Funds, Inc.--Core Equity Portfolio
          W&R Target Funds, Inc.--Growth Portfolio
          W&R Target Funds, Inc.--International Value Portfolio W&R Target Funds, Inc.--Micro Cap Growth Portfolio W&R Target Funds, Inc.--Small Cap Growth Portfolio W&R Target Funds, Inc.--Small Cap Value Portfolio
          W&R Target Funds, Inc.--Value Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available subaccounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.


     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.


     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:


-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a sevenpay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the groupsponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program.We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES


     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.


                                TRANSACTION FEES


CHARGE                                     WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
----------------------------------------   ------------------------------   ---------------------------------
Maximum Sales Charge Imposed on Premiums   From Each Premium Payment*       5 percent of Premium+
Maximum Premium Tax Charge                 From Each Premium Payment*       4 percent of Premium+
Maximum OBRA Expense Charge**              From Each Premium Payment*       1.25 percent of Premium++
Maximum Deferred Sales Charge              None                             N/A
Maximum Partial Surrender Fee              From Each Partial Surrender      Lesser of $25 or
                                                                            2 percent of the
                                                                            amount withdrawn
Maximum Transfer Fee                       Upon Each Transfer+++            $10+++


----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


CHARGE                                     WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
----------------------------------------   ------------------------------   ---------------------------------
COST OF INSURANCE CHARGE(1) MAXIMUM        On the Certificate Date and      Maximum: $32.01 Per Month Per
   & MINIMUM CHARGE                        Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary
                                                                            Minimum: $0.03 Per Month Per
                                                                            $1,000 of Coverage

CHARGE FOR A 45 YEAR OLD NON-SMOKING       On the Certificate Date and      $0.11 Per Month Per
   CERTIFICATEHOLDER                       Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary

MORTALITY AND EXPENSE RISK CHARGE(2)       Each Valuation Date              Maximum: 0.50 percent of
                                                                            average daily assets of the
                                                                            separate account per year

MONTHLY ADMINISTRATION CHARGE(3)           On the Certificate Date and      Maximum: $4 Per Month
                                           Each Subsequent Monthly
                                           Anniversary

LOAN INTEREST SPREAD(4)                    Each Monthly Anniversary         2 percent of Policy Loan Per Year

ACCIDENTAL DEATH AND DISMEMBERMENT
   CHARGE(5)                               On the Certificate Date and      Maximum: $0.10 Per Month Per
                                           Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary

WAIVER OF PREMIUM CHARGE(5)                On the Certificate Date and      Maximum: 50 percent of the Cost
                                           Each Subsequent Monthly          of Insurance Charge
                                           Anniversary

CHILD RIDER CHARGE(5)                      On the Certificate Date and      Maximum: $0.35 Per Month Per
                                           Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary

SPOUSE RIDER CHARGE(1)(5) MAXIMUM &
   MINIMUM CHARGE                          On the Certificate Date and      Maximum: $32.01 Per Month Per
                                           Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary
                                                                            Minimum: $0.03 Per Month Per
                                                                            $1,000 of Coverage

CHARGE FOR A 45 YEAR OLD NON-SMOKING
   CERTIFICATEHOLDER                       On the Certificate Date and      $0.11 Per Month Per
                                           Each Subsequent Monthly          $1,000 of Coverage
                                           Anniversary


----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.


(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.


(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12b-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                                                   MINIMUM   MAXIMUM
---------------                                                   -------   -------
Total Annual Portfolio Operating Expenses                           --%       --%


----------

* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500.We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into subaccounts, each of which currently invests in one of the 20 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the subaccounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of subaccounts funded by the Portfolios.


     The separate account currently invests in Portfolios of the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358.You should read each prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.


FUND/PORTFOLIO                                            INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
------------------------------------------------   ---------------------------------   ------------------------
SERIES FUND:
Bond Portfolio--Class 2 Shares                     Advantus Capital Management, Inc.
Index 400 Mid-Cap                                  Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares
Index 500 Portfolio--Class 2 Shares                Advantus Capital Management, Inc.
International Bond                                 Advantus Capital Management, Inc.   Franklin Advisers, Inc.
   Portfolio--Class 2 Shares
Money Market Portfolio                             Advantus Capital Management, Inc.
Mortgage Securities                                Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares
Real Estate Securities                             Advantus Capital Management, Inc.
   Portfolio--Class 2 Shares

FIDELITY(R) VIP:
Contrafund(R) Portfolio:
   Initial Class Shares                            Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks long-term capital appreciation.)      Company                             Management &
                                                                                       Research (U.K.) Inc.,
                                                                                       Fidelity Research &
                                                                                       Analysis Company,
                                                                                       Fidelity Investments
                                                                                       Japan Limited, Fidelity
                                                                                       International Investment
                                                                                       Advisors, Fidelity
                                                                                       International Investment
                                                                                       Advisors (U.K.) Limited
Equity-Income Portfolio:
   Initial Class Shares                            Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks reasonable income. The fund will      Company                             Management &
      also consider the potential for capital                                          Research (U.K.) Inc.,
      appreciation. The fund's goal is to                                              Fidelity Research &
      achieve a yield which exceeds the                                                Analysis Company,
      composite yield on the securities                                                Fidelity Investments
      comprising the Standard & Poor's 500(SM)                                         Japan Limited, Fidelity
      Index (S&P 500(R)).)                                                             International Investment
                                                                                       Advisors, Fidelity
                                                                                       International Investment
                                                                                       Advisors (U.K.) Limited

High Income Portfolio:
   Initial Class Shares                            Fidelity Management & Research      FMR Co., Inc., Fidelity
      (Seeks a high level of current income,       Company                             Management &
      while also considering growth of capital.)                                       Research (U.K.) Inc.,
                                                                                       Fidelity Research &
                                                                                       Analysis Company,
                                                                                       Fidelity Investments
                                                                                       Japan Limited, Fidelity
                                                                                       International Investment
                                                                                       Advisors, Fidelity
                                                                                       International Investment
                                                                                       Advisors (U.K.) Limited

JANUS ASPEN SERIES:
Forty Portfolio--Service Shares                    Janus Capital Management LLC
      (Seeks long-term growth of capital.)
International Growth Portfolio--
   Service Shares                                  Janus Capital Management LLC
      (Seeks long-term growth of capital.)

FUND/PORTFOLIO                                            INVESTMENT ADVISER            INVESTMENT SUB-ADVISER
------------------------------------------------   ---------------------------------   ------------------------
W&R TARGET FUNDS, INC.:
   W&R Target Balanced Portfolio                   Waddell & Reed Investment
      (Seeks, as a primary objective, to           Management Company
      provide current income to the extent
      that, in the opinion of Waddell & Reed
      Investment Management Company, the
      Fund's investment manager, market
      and economic conditions permit. As a
      secondary objective, the Portfolio seeks
      long-term appreciation of capital.)
   W&R Target Core Equity Portfolio                Waddell & Reed Investment
      (Seeks capital growth and income.)           Management Company
   W&R Target Growth Portfolio                     Waddell & Reed Investment
      (Seeks capital growth, with current          Management Company
      income as a secondary objective.)
   W&R Target International Value Portfolio        Waddell & Reed Investment           Templeton Investment
                                                   Management Company                  Counsel, LLC
   W&R Target Micro Cap Growth Portfolio           Waddell & Reed Investment           Wall Street Associates
                                                   Management Company
   W&R Target Small Cap Growth Portfolio           Waddell & Reed Investment
                                                   Management Company
   W&R Target Small Cap Value Portfolio            Waddell & Reed Investment           BlackRock Capital
                                                   Management Company                  Management, Inc.
   W&R Target Value Portfolio                      Waddell & Reed Investment
      (Seeks long-term capital appreciation.)      Management Company



The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS


     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to deregister the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds.We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.


     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

                                    CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued.We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware.We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.


     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to December 31, 2008, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table"). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)


PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.


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ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.


     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.


FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES


     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.


INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals


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

wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the subaccounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.


     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the



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

certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE


     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:


-    The group contract has terminated; or


- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the groupsponsored program under which the certificate is issued. The required minimum will never be higher than $250.


     The insurance amount will not change unless the owner requests a change.We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance.We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice.We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS


     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.


     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's


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

insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period.We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.

     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators.We also may be required to provide additional information about you and your account to government regulators.


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

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section.You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing.We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that subaccount. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that subaccount and withdrawals from that subaccount. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that subaccount and withdrawals from that subaccount by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any

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subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:


- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.


DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS


     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)


     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored


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insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

- 100 percent of the net cash value. The maximum will be identified in the certificate.


     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.


     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.We reserve the right to restrict or prohibit withdrawals from the guaranteed account.We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the subaccount with the amount transferred.We also reserve the right to limit the number of transfers to one per certificate month.


MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios an their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:


-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.


In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.


     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.


     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.


GUARANTEED ACCOUNT TRANSFER RESTRICTIONS

There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.


OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.


     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100.We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each subaccount in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period.We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


                                       32

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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE


POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.


     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.

     After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.


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-    LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.


     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


                                                              FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these


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benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL


     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values


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

received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.


     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.


     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur


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

during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and



                                       38

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consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. There may also be an



                                       39

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indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.

     For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax, gift and estate tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

DISTRIBUTION OF CERTIFICATES


     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.



                                       40

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     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or fulltime life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.


     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/ redemption request to each underlying mutual fund. When the Separate Account aggregates such


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transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.


     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.


     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL
INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.


     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.


     The table of contents for the Statement of Additional Information is as follows:

General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                                                                      Prospectus
                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                MINNESOTA LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 31 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


FIDELITY(R) VIP

-    VIP Aggressive Growth Portfolio: Initial Class Shares

-    VIP Asset Manager(SM) Portfolio: Initial Class Shares

-    VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares

-    VIP Balanced Portfolio: Initial Class Shares

-    VIP Contrafund(R) Portfolio: Initial Class Shares

-    VIP Disciplined Small Cap Portfolio: Initial Class Shares

-    VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares


-    VIP Emerging Markets Portfolio: Initial Class Shares


-    VIP Equity-Income Portfolio: Initial Class Shares

-    VIP Freedom Income Portfolio: Initial Class Shares

-    VIP Freedom 2010 Portfolio: Initial Class Shares

-    VIP Freedom 2015 Portfolio: Initial Class Shares

-    VIP Freedom 2020 Portfolio: Initial Class Shares

-    VIP Freedom 2025 Portfolio: Initial Class Shares

-    VIP Freedom 2030 Portfolio: Initial Class Shares

-    VIP Growth Portfolio: Initial Class Shares

-    VIP Growth & Income Portfolio: Initial Class Shares

-    VIP Growth Opportunities Portfolio: Initial Class Shares

-    VIP Growth Stock Portfolio: Initial Class Shares

-    VIP High Income Portfolio: Initial Class Shares

-    VIP Index 500 Portfolio: Initial Class Shares

-    VIP International Capital Appreciation Portfolio: Initial Class Shares

-    VIP Investment Grade Bond Portfolio: Initial Class Shares

-    VIP Mid Cap Portfolio: Initial Class Shares

-    VIP Money Market Portfolio: Initial Class Shares

-    VIP Overseas Portfolio: Initial Class Shares

-    VIP Real Estate Portfolio: Initial Class Shares

-    VIP Strategic Income Portfolio: Initial Class Shares

-    VIP Value Portfolio: Initial Class Shares

-    VIP Value Leaders Portfolio: Initial Class Shares

-    VIP Value Strategies Portfolio: Initial Class Shares

PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference. The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2008.


Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                                  MINNESOTA LIFE

TABLE OF CONTENTS


                                                                                 PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract   2
   Summary of Benefits and Risks                                                   2
   Risks of Owning a Variable Universal Life Insurance Certificate                 2
   Fee Tables                                                                      7
General Descriptions                                                              10
   Minnesota Life Insurance Company                                               10
   Minnesota Life Variable Universal Life Account                                 10
   Additions, Deletions or Substitutions                                          14
   Voting Rights                                                                  14
   The Guaranteed Account                                                         15
   Summary Information                                                            15
      Guaranteed Account Value                                                    16
Charges                                                                           16
   Premium Expense Charges                                                        16
      Sales Charge                                                                16
      Premium Tax Charge                                                          17
      OBRA Expense Charge                                                         17
   Account Value Charges                                                          17
      Monthly Deduction                                                           17
      Partial Surrender Charge                                                    18
      Transfer Charge                                                             18
      Additional Benefits Charges                                                 18
   Separate Account Charges                                                       19
   Fund Charges                                                                   19
   Guarantee of Certain Charges                                                   19
Information about the Group Policy and Certificates                               19
   Applications and Issuance                                                      19
   Dollar Cost Averaging                                                          20
   Free Look                                                                      20
   Continuation of Group Coverage                                                 21
   Conversion Right to an Individual Policy                                       21
   General Provisions of the Group Contract                                       21
      Issuance                                                                    21
      Termination                                                                 21
      Right to Examine Group Contract                                             22
      Entire Group Contract                                                       22
      Ownership of Group Contract and Group Contract Changes                      22
Certificate Premiums                                                              22
   Premium Limitations                                                            23
   Allocation of Net Premiums and Account Value                                   23
Death Benefit and Account Values                                                  24
   Option A -- Level Death Benefit                                                24
   Option B -- Increasing Death Benefit                                           24
   Change in Face Amount                                                          24
      Increases                                                                   24
      Decreases                                                                   25
   Payment of Death Benefit Proceeds                                              25
   Account Values                                                                 25
      Determination of the Guaranteed Account Value                               26
      Determination of the Separate Account Value                                 26
      Unit Value                                                                  26
      Net Investment Factor                                                       27
      Daily Values                                                                27

                                                                                 PAGE
Surrenders, Partial Surrenders and Transfers                                      27
   Transfers                                                                      28
      Market Timing                                                               28
      Guaranteed Account Transfer Restrictions                                    29
      Other Transfer Information                                                  30
Loans                                                                             31
   Loan Interest                                                                  31
   Loan Repayments                                                                32
Lapse and Reinstatement                                                           32
   Lapse                                                                          32
   Reinstatement                                                                  33
   Additional Benefits                                                            33
      Accelerated Benefits Rider                                                  33
      Waiver of Premium Rider                                                     33
      Accidental Death and Dismemberment Rider                                    33
      Child Rider                                                                 33
      Spouse Rider                                                                33
      Policyholder Contribution Rider                                             33
   General Matters Relating to the Certificate                                    34
      Postponement of Payments                                                    34
      The Certificate                                                             34
      Control of Certificate                                                      34
      Maturity                                                                    34
      Beneficiary                                                                 35
      Change of Beneficiary                                                       35
      Settlement Options                                                          35
Federal Tax Status                                                                36
   Introduction                                                                   36
   Taxation of Minnesota Life and the Variable Universal Life Account             36
   Tax Status of Certificates                                                     36
   Owner Control                                                                  37
   Diversification of Investments                                                 37
   Tax Treatment of Policy Benefits                                               37
   Modified Endowment Contracts                                                   38
   Multiple Policies                                                              39
   Withholding                                                                    39
   Other Transactions                                                             39
   Other Taxes                                                                    39
      Non-Individual Owners and Business Beneficiaries of Policies                40
   Split-Dollar Arrangements                                                      40
   Alternative Minimum Tax                                                        40
      Economic Growth and Tax Relief Reconciliation Act of 2001                   41
Distribution of Certificates                                                      41
     Payments Made by Underlying Mutual Funds                                     42
Other Matters                                                                     43
   Legal Proceedings                                                              43
   Registration Statement                                                         43
   Financial Statements                                                           43
Statement of Additional Information                                               44

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.


     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).


     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.


     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance) The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?


     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund.


     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?


     The separate account currently invests in each of the 31 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.


     Fidelity(R) VIP Portfolios include:

          VIP Aggressive Growth Portfolio: Initial Class Shares
          VIP Asset Manager(SM) Portfolio: Initial Class Shares
          VIP Asset Manager: Growth(R) Portfolio: Initial Class Shares
          VIP Balanced Portfolio: Initial Class Shares
          VIP Contrafund(R) Portfolio: Initial Class Shares
          VIP Disciplined Small Cap Portfolio: Initial Class Shares
          VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares


          VIP Emerging Markets Portfolio: Initial Class Shares


          VIP Equity-Income Portfolio: Initial Class Shares
          VIP Freedom Income Portfolio: Initial Class Shares
          VIP Freedom 2010 Portfolio: Initial Class Shares
          VIP Freedom 2015 Portfolio: Initial Class Shares
          VIP Freedom 2020 Portfolio: Initial Class Shares
          VIP Freedom 2025 Portfolio: Initial Class Shares
          VIP Freedom 2030 Portfolio: Initial Class Shares
          VIP Growth Portfolio: Initial Class Shares
          VIP Growth & Income Portfolio: Initial Class Shares
          VIP Growth Opportunities Portfolio: Initial Class Shares
          VIP Growth Stock Portfolio: Initial Class Shares
          VIP High Income Portfolio: Initial Class Shares
          VIP Index 500 Portfolio: Initial Class Shares
          VIP International Capital Appreciation Portfolio: Initial Class Shares VIP Investment Grade Bond Portfolio: Initial Class Shares
          VIP Mid Cap Portfolio: Initial Class Shares
          VIP Money Market Portfolio: Initial Class Shares
          VIP Overseas Portfolio: Initial Class Shares
          VIP Real Estate Portfolio: Initial Class Shares

          VIP Strategic Income Portfolio: Initial Class Shares
          VIP Value Portfolio: Initial Class Shares
          VIP Value Leaders Portfolio: Initial Class Shares
          VIP Value Strategies Portfolio: Initial Class Shares

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus.

     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.


     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.


     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:

-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES


     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.


                                TRANSACTION FEES


Charge                              When Charge is Deducted           Amount Deducted
-------------------------------   ---------------------------   --------------------------
Maximum Sales Charge Imposed on
   Premiums                       From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge        From Each Premium Payment*    4 percent of Premium+
Maximum OBRA Expense Charge**     From Each Premium Payment*    1.25 percent of Premium++
Maximum Deferred Sales Charge     None                          N/A
Maximum Partial Surrender Fee     From Each Partial Surrender   Lesser of $25 or 2 percent
                                                                of the amount withdrawn+
Maximum Transfer Fee              Upon Each Transfer+++         $10+++


* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


CHARGE                                  WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
-------------------------------------   -----------------------------------   ---------------------------------
COST OF INSURANCE CHARGE(1) MAXIMUM
   & MINIMUM CHARGE                     On the Certificate Date and Each      Maximum: $32.01 Per Month Per
                                        Subsequent Monthly Anniversary        $1,000 of Coverage

                                                                              Minimum: $0.03 Per Month Per
                                                                              $1,000 of Coverage

CHARGE FOR A 45 YEAR OLD NON-SMOKING
   CERTIFICATEHOLDER                    On the Certificate Date and Each      $0.11 Per Month Per $1,000
                                        Subsequent Monthly Anniversary        of Coverage

MORTALITY AND EXPENSE RISK CHARGE(2)    Each Valuation Date                   Maximum: 0.50 percent of
                                                                              average daily assets of the
                                                                              separate account per year

MONTHLY ADMINISTRATION CHARGE(3)        On the Certificate Date and Each      Maximum: $4 Per Month
                                        Subsequent Monthly Anniversary

LOAN INTEREST SPREAD(4)                 Each Monthly Anniversary              2 percent of Policy Loan Per Year


ACCIDENTAL DEATH AND DISMEMBERMENT
   CHARGE(5)                            On the Certificate Date and Each      Maximum: $0.10 Per Month Per
                                        Subsequent Monthly Anniversary        $1,000 of Coverage

WAIVER OF PREMIUM CHARGE(5)             On the Certificate Date and Each      Maximum: 50 percent of the Cost
                                        Subsequent Monthly Anniversary        of Insurance Charge

CHILD RIDER CHARGE(5)                   On the Certificate Date and Each      Maximum: $0.35 Per Month Per
                                        Subsequent Monthly Anniversary        $1,000 of Coverage

SPOUSE RIDER CHARGE(1)(5) MAXIMUM
   & MINIMUM CHARGE                     On the Certificate Date and Each      Maximum: $32.01 Per Month Per
                                        Subsequent Monthly Anniversary        $1,000 of Coverage

                                                                              Minimum: $0.03 Per Month Per
                                                                              $1000 of Coverage

CHARGE FOR A 45 YEAR OLD NON-SMOKING
   CERTIFICATEHOLDER                    On the Certificate Date and Each      $0.11 Per Month Per $1,000
                                        Subsequent Monthly Anniversary        of Coverage


----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.


(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.


(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged the Fund for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning the Fund and its Portfolios' fees and expenses is contained in the prospectus for the Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                                           MINIMUM   MAXIMUM
---------------                                           -------   -------
Total Annual Portfolio Operating Expenses                    __%       __%



----------
* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for the Fund Portfolios please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.


     The separate account is divided into sub-accounts, each of which currently invests in one of the 31 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.


     The separate account currently invests in the Portfolios of Fidelity(R) VIP. The Fund prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358. You should read the prospectus carefully before investing in the certificate.

     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity(R) VIP. For more information about Fidelity(R) VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.


FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
----------------------------------------------   -----------------------   ---------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:
Aggressive Growth Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Asset Manager(SM) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to obtain high total return with                                 FMRC, FIMM
   reduced risk over the long term by
   allocating its assets among stocks, bonds,
   and short-term instruments.)

Asset Manager: Growth(R) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to maximize total return by                                      FMRC, FIMM
   allocating its assets among stocks, bonds,
   short-term instruments, and other
   investments.)
Balanced Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks income and capital growth consistent                             FMRC, FIMM
   with reasonable risk.)

Contrafund(R) Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks long-term capital appreciation.)                                 FMRC

Disciplined Small Cap Portfolio:
   Initial Class Shares                          FMR                       FMRC, Geode
   (Seeks capital appreciation.)

Dynamic Capital Appreciation
   Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Emerging Markets Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC
   (Seeks capital appreciation.)

Equity-Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks reasonable income. The fund will                                 FMRC
   also consider the potential for capital
   appreciation. The fund's goal is to achieve
   a yield which exceeds the composite yield
   on the securities comprising the Standard
   & Poor's 500(SM) Index (S&P 500(R)).)

Freedom Income Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation.)

FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
-----------------------------------------------  -----------------------   ---------------------------------------
Freedom 2010 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and beyond.)

Freedom 2015 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and beyond.)

Freedom 2020 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and beyond.)

Freedom 2025 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and beyond.)

Freedom 2030 Portfolio:
   Initial Class Shares                          FMR, Strategic Advisers
   (Seeks high total return with a secondary
   objective of principal preservation as the
   fund approaches its target date and beyond.)

Growth Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to achieve capital appreciation.)                                FMRC

Growth & Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks high total return through a                                      FMRC
   combination of current income and capital
   appreciation.)

Growth Opportunities Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks to provide capital growth.)                                      FMRC

Growth Stock Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

High Income Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current income, while                            FMRC,
   also considering growth of capital.)

Index 500 Portfolio:
   Initial Class Shares                          FMR                       FMRC, Geode

FUND/PORTFOLIO                                     INVESTMENT ADVISER*             INVESTMENT SUB-ADVISER*
-----------------------------------------------  -----------------------   ---------------------------------------
International Capital Appreciation Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC, FMR U.K., FIIA,
   (Seeks capital appreciation.)                                           FIAA(U.K.)L, FIJ

Investment Grade Bond Portfolio:
   Initial Class Shares                          FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM

Mid Cap Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC,

Money Market Portfolio:
   Initial Class Shares                          FMR                       FRAC, FIIA, FIIA(U.K.)L, FIMM

Overseas Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC

Real Estate Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
                                                                           FMRC

Strategic Income Portfolio:
   Initial Class Portfolio                       FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks a high level of current                                          FMRC, FIMM
   income. The fund may also seek
   capital appreciation.)

Value Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC

Value Leaders Portfolio:
   Initial Class Shares                          FMR                       FMRC, FRAC, FMR U.K., FIIA,
  (Seeks capital appreciation.)                                            FIIA(U.K.)L, FIJ

Value Strategies Portfolio:
   Initial Class Shares                          FMR                       FMR U.K., FRAC, FIIA, FIIA(U.K.)L, FIJ,
   (Seeks capital appreciation.)                                           FMRC


----------
* Fidelity Management & Research Company, Boston, Massachusetts ("FMR"); Fidelity Management & Research (U.K.) Inc., London, England ("FMR U.K."); Fidelity Research & Analysis Company, Tokyo, Japan ("FRAC"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); FMR Co. Inc., Boston, Massachusetts ("FMRC"); Geode Capital Management, LLC, Boston, Massachusetts ("Geode"); Fidelity Investments Money Management, Inc., Merrimack, New Hampshire ("FIMM"); Strategic Advisers(R), Inc., Boston, Massachusetts ("Strategic Advisers")


The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS

     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.


     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.


     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to December 31, 2008, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table"). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)


PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.


     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.


FUND CHARGES

     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

     FMR, a subsidiary of FMR Corp., is adviser to each of the Portfolios. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                                                     INFORMATION ABOUT THE GROUP
                                                         POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.


     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONTINUATION OF GROUP COVERAGE


     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:


-    The group contract has terminated; or


- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.


     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the "Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.

     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.


     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.


     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

-    any monthly deductions taken under the certificate since the date of death;
     less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)


DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:


- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.


DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                                  SURRENDERS, PARTIAL SURRENDERS
                                                                   AND TRANSFERS


     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)


     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

- 100 percent of the net cash value. The maximum will be identified in the certificate.


     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.


     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.


MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectus for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:


-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.


     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.


     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.


     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.


GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.


OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.


     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.


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REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.


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GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.


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BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if


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

     he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.


     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.


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     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL


     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or


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when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.


     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.


     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact


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a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the



                                       39

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notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither



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retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF
RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

DISTRIBUTION OF CERTIFICATES


     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.


     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.

     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.


     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.


     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.

OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.


     The table of contents for the Statement of Additional Information is as follows:


General Information and History
Premiums
Additional Information About Operation of
Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

                              Prospectus

                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                MINNESOTA LIFE INSURANCE COMPANY

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").


The policies are designed for use in group-sponsored insurance programs to provide life insurance protection to individuals (each an "insured") and the flexibility to vary premium payments. Certificates are documents, generally held by individuals ("certificate owner", "owner" or "you"), setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to an employer, association or organization that is sponsoring a program of insurance ("group sponsor" or "contractholder") for eligible participants. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner as well as certificates issued under a group contract.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with your investment in the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), BlackRock Variable Series Funds, Inc. ("BlackRock"), Lord Abbett Series Fund, Inc. ("Lord Abbett"), Van Eck Worldwide Insurance Trust ("Van Eck") and W&R Target Funds, Inc. (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and have 10 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:


SERIES FUND


-    Bond Portfolio--Class 2 Shares

-    Index 400 Mid-Cap Portfolio--Class 2 Shares

-    Index 500 Portfolio--Class 2 Shares


-    Money Market Portfolio


-    Mortgage Securities Portfolio--Class 2 Shares

-    Real Estate Securities Portfolio--Class 2 Shares

BLACKROCK VARIABLE SERIES FUNDS, INC.

-    BlackRock Global Growth V.I. Fund--Class 1 (available June 1, 2008)


LORD ABBETT


-    Mid Cap Value Portfolio

VAN ECK



-    Worldwide Hard Assets Portfolio--Initial Class


W&R TARGET FUNDS, INC.


-    W&R Target Science and Technology Portfolio


PLEASE NOTE THAT THE POLICY, CERTIFICATES AND THE PORTFOLIOS:

     are not guaranteed to achieve their goals;
     are not federally insured;
     are not endorsed by any bank or government agency; and are subject to risks, including loss of the amount invested.

A prospectus for each of the Portfolios available through the separate account must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

The Securities and Exchange Commission has not approved the policy, the certificates, the guaranteed account or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

THE POLICY AND CERTIFICATES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES OR CERTIFICATES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD.YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The date of this prospectus and the statement of additional information is May 1, 2008.


Minnesota Life Insurance Company
400 Robert Street North                                    [MINNESOTA LIFE LOGO]
St. Paul, Minnesota 55101-2098

TABLE OF CONTENTS


                                                                                       PAGE
Questions and Answers about the Variable Group Universal Life Insurance Contract          2
   Summary of Benefits and Risks                                                          2
   Risks of Owning a Variable Universal Life Insurance Certificate                        2
   Fee Tables                                                                             6
General Descriptions                                                                      8
   Minnesota Life Insurance Company                                                       8
   Minnesota Life Variable Universal Life Account                                         8
   Additions, Deletions or Substitutions                                                 10
   Voting Rights                                                                         10
   The Guaranteed Account                                                                11
   Summary Information                                                                   11
      Guaranteed Account Value                                                           12
Charges                                                                                  12
   Premium Expense Charges                                                               12
      Sales Charge                                                                       12
      Premium Tax Charge                                                                 13
      OBRA Expense Charge                                                                13
   Account Value Charges                                                                 13
      Monthly Deduction                                                                  13
      Partial Surrender Charge                                                           14
      Transfer Charge                                                                    14
      Additional Benefits Charges                                                        15
   Separate Account Charges                                                              15
   Fund Charges                                                                          15
   Guarantee of Certain Charges                                                          15
Information about the Group Policy and Certificates                                      15
   Applications and Issuance                                                             15
   Dollar Cost Averaging                                                                 16
   Free Look                                                                             16
   Continuation of Group Coverage                                                        17
   Conversion Right to an Individual Policy                                              17
   General Provisions of the Group Contract                                              17
      Issuance                                                                           17
      Termination                                                                        17
      Right to Examine Group Contract                                                    18
      Entire Group Contract                                                              18
      Ownership of Group Contract and Group Contract Changes                             18
Certificate Premiums                                                                     18
   Premium Limitations                                                                   19
   Allocation of Net Premiums and Account Value                                          19
Death Benefit and Account Values                                                         20
   Option A -- Level Death Benefit                                                       20
   Option B -- Increasing Death Benefit                                                  20
   Change in Face Amount                                                                 20
      Increases                                                                          20
      Decreases                                                                          21
   Payment of Death Benefit Proceeds                                                     21
   Account Values                                                                        21
      Determination of the Guaranteed Account Value                                      22
      Determination of the Separate Account Value                                        22
      Unit Value                                                                         22
      Net Investment Factor                                                              23
      Daily Values                                                                       23

                                                                                       PAGE
Surrenders, Partial Surrenders and Transfers                                             23
   Transfers                                                                             24
      Market Timing                                                                      24
      Guaranteed Account Transfer Restrictions                                           25
      Other Transfer Information                                                         26
Loans                                                                                    27
   Loan Interest                                                                         27
   Loan Repayments                                                                       28
Lapse and Reinstatement                                                                  28
   Lapse                                                                                 28
   Reinstatement                                                                         29
   Additional Benefits                                                                   29
      Accelerated Benefits Rider                                                         29
      Waiver of Premium Rider                                                            29
      Accidental Death and Dismemberment Rider                                           29
      Child Rider                                                                        29
      Spouse Rider                                                                       29
      Policyholder Contribution Rider                                                    29
   General Matters Relating to the Certificate                                           30
      Postponement of Payments                                                           30
      The Certificate                                                                    30
      Control of Certificate                                                             30
      Maturity                                                                           31
      Beneficiary                                                                        31
      Change of Beneficiary                                                              31
      Settlement Options                                                                 31
Federal Tax Status                                                                       32
   Introduction                                                                          32
   Taxation of Minnesota Life and the Variable Universal Life Account                    32
   Tax Status of Certificates                                                            33
   Owner Control                                                                         33
   Diversification of Investments                                                        33
   Tax Treatment of Policy Benefits                                                      33
   Modified Endowment Contracts                                                          34
   Multiple Policies                                                                     35
   Withholding                                                                           35
   Other Transactions                                                                    35
   Other Taxes                                                                           35
      Non-Individual Owners and Business Beneficiaries of Policies                       36
   Split-Dollar Arrangements                                                             36
   Alternative Minimum Tax                                                               36
      Economic Growth and Tax Relief Reconciliation Act of 2001                          37
Distribution of Certificates                                                             37
   Payments Made by Underlying Mutual Funds                                              38
Other Matters                                                                            39
   Legal Proceedings                                                                     39
   Registration Statement                                                                39
   Financial Statements                                                                  39
Statement of Additional Information                                                      40

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS

     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.

     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") and the guaranteed account is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death benefit coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

     We offer six Riders that provide supplemental benefits under the policy: the Accelerated Benefits Rider, Waiver of Premium Rider, Accidental Death and Dismemberment Rider, Child Rider, Spouse Rider and Policyholder Contribution Rider. There is no charge for the Accelerated Benefits Rider and Policyholder Contribution Rider. These Riders may not be available in all states or in all group-sponsored insurance programs.

     There are several ways of receiving proceeds under the death benefit of a certificate, other than in a lump sum. More detailed information concerning these settlement options is set forth later in this prospectus.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE

     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.

     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.

     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made. You may reinstate a lapsed certificate, subject to certain conditions.

     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.


     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus. Withdrawals may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.


     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?

     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).


     A universal life insurance certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.


     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as the certificate's net cash value is sufficient to cover monthly charges when due. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.

     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.

     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?


     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account and is composed of variable investment options or sub-accounts. The separate account keeps its assets separate from the other assets of Minnesota Life. Each sub-account invests in a corresponding Portfolio of a Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.


     The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?

     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may reduce the owner's account value. The owner is also subject to the risk that the investment performance of the selected sub-accounts may be less favorable than that of other sub-accounts, and in order to keep the certificate in force the owner may be required to pay more premiums than originally planned. The certificate also offers the owner the opportunity to have the account value increase more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under "The Guaranteed Account" and the "Death Benefit and Account Values" sections of this prospectus. If the owner allocates net premiums or account value to the guaranteed account, then we credit the owner's account value in the guaranteed account with a declared rate of interest, but the owner assumes the risk that the rates may decrease, although it will never be lower than a minimum guaranteed annual rate of 3 percent.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

     The separate account currently invests in each of the 10 Portfolios listed below. However, your group sponsor insurance program may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios listed below.

  Series Fund Portfolios include:


     Bond Portfolio--Class 2 Shares
     Index 400 Mid-Cap Portfolio--Class 2 Shares
     Index 500 Portfolio--Class 2 Shares
     Money Market Portfolio
     Mortgage Securities Portfolio--Class 2 Shares
     Real Estate Securities Portfolio--Class 2 Shares

  Additional Fund Portfolios include:

     BlackRock
        BlackRock Global Growth V.I. Fund--Class 1
        (available June 1, 2008)
     Lord Abbett Series Fund, Inc.
        Mid Cap Value Portfolio
     Van Eck
        Worldwide Hard Assets Portfolio--Initial Class
     W&R Target Funds, Inc.
        W&R Target Science and Technology Portfolio

     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus.


     We reserve the right to add, combine or remove eligible Funds and Portfolios.

HOW CAN NET PREMIUMS BE ALLOCATED?

     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?

     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.


     Only the group sponsor may choose one of the two death benefit options under a group-sponsored program. The death benefit option so chosen shall be the same for all participants under the program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?


     Although guidance is limited, we believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.

     Unless a certificate is classified as a "modified endowment contract," distributions, including partial and complete surrenders and experience credits paid in cash, will not be taxed except to the extent that they exceed the owner's "investment in the contract" (i.e., gross premiums paid under the certificate reduced by any previously received amounts that were excludable from income), and loans will generally not be treated as taxable distributions. For federal income tax purposes, certificates classified as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits paid in cash, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:


-    is made on or after the owner attains age 59 1/2,

-    is attributable to the owner becoming disabled, or

- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.

     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.

     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?

     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:

-    to provide retirement income,

-    as collateral for a loan,

- to continue some amount of insurance protection without payment of premiums, or

-    to obtain cash by surrendering the certificate in full or in part.

     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" sections of this prospectus.

     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See

"Federal Tax Status".) Partial surrenders may also be assessed a processing charge of 2% of the amount withdrawn not to exceed $25.

     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?

     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are described under the "Charges" section of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we may incur with respect to the separate account or the certificates.

FEE TABLES


     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the certificate. The first table describes the fees and expenses that are payable at the time that the owner buys the certificate, surrenders the certificate, or transfers cash value between available investment options.


                                TRANSACTION FEES


CHARGE                                          WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
---------------------------------------------   -----------------------------------   ---------------------
Maximum Sales Charge Imposed on Premiums        From Each Premium Payment*            5 percent of Premium+

Maximum Premium Tax Charge                      From Each Premium Payment*            4 percent of Premium+

Maximum OBRA Expense Charge**                   From Each Premium Payment*            1.25 percent of
                                                                                      Premium++

Maximum Deferred Sales Charge                   None                                  N/A

Maximum Partial Surrender Fee                   From Each Partial Surrender           Lesser of $25 or
                                                                                      2 percent of the
                                                                                      amount withdrawn+

Maximum Transfer Fee                            Upon Each Transfer+++                 $10+++


----------
* The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

** The OBRA expense charge reflects the cost to Minnesota Life of amortizing certain acquisition expenses rather than deducting such expenses on a current basis. For a further discussion of the OBRA expense charge see the "OBRA Expense Charge" section of this prospectus.


+ The actual fee may vary depending upon the group-sponsored insurance program under which the certificate is issued, but will not exceed the fee stated in the table.

++ For a certificate considered to be an individual certificate under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") the charge will not exceed 1.25 percent of each premium payment. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of each premium payment for group-sponsored programs implemented prior to April 1, 2000 or 0.35 percent of each premium payment for group-sponsored programs implemented on or after April 1, 2000.

+++ There is currently no fee assessed for transfers. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including fund operating expenses. The table also includes rider charges that will apply if the owner purchases any rider(s) identified below.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


CHARGE                               WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
--------------------------------   ---------------------------   ----------------------------
COST OF INSURANCE CHARGE(1)
   MAXIMUM & MINIMUM CHARGE        On the Certificate Date and   Maximum:$32.01 per month per
                                   Each Subsequent Monthly       $1,000 of coverage
                                   Anniversary
                                                                 Minimum:$0.03 per month per
                                                                 $1,000 of coverage

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER               On the Certificate Date and   $0.11 per month per $1,000
                                   Each Subsequent Monthly       of coverage
                                   Anniversary

MORTALITY AND EXPENSE RISK
   CHARGE(2)                       Each Valuation Date           Maximum:0.50 percent of
                                                                 average daily assets of the
                                                                 separate account per year

MONTHLY ADMINISTRATION CHARGE(3)   On the Certificate Date and   Maximum:$4 per month
                                   Each Subsequent Monthly
                                   Anniversary

LOAN INTEREST SPREAD(4)            Each Monthly Anniversary      2 percent of Policy Loan per
                                                                 year

ACCIDENTAL DEATH AND
   DISMEMBERMENT CHARGE(5)         On the Certificate Date and   Maximum:$0.10 per month per
                                   Each Subsequent Monthly       $1,000 of coverage
                                   Anniversary

WAIVER OF PREMIUM CHARGE(5)        On the Certificate Date and   Maximum:50 percent of the
                                   Each Subsequent Monthly       cost of insurance Charge
                                   Anniversary

CHILD RIDER CHARGE(5)              On the Certificate Date and   Maximum:$0.35 per month per
                                   Each Subsequent Monthly       $1,000 of coverage
                                   Anniversary

SPOUSE RIDER CHARGE(1)(5)
   MAXIMUM & MINIMUM CHARGE        On the Certificate Date and   Maximum:$32.01 per month per
                                   Each Subsequent Monthly       $1,000 of coverage
                                   Anniversary
                                                                 Minimum:$0.03 per month per
                                                                 $1000 of coverage

   CHARGE FOR A 45 YEAR OLD
   NON-SMOKING
   CERTIFICATEHOLDER               On the Certificate Date and   $0.11 per month per $1,000
                                   Each Subsequent Monthly       of coverage
                                   Anniversary


----------
(1) The cost of insurance charge will vary depending upon the insured's attained age, rate class and the group sponsored insurance program. The charges noted may not be representative of the charges that you would pay. For information regarding the specific cost of insurance rate that will apply to your certificate please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Time.


(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those policies.


(3) The monthly administration charge depends on the number of certificate owners under the group sponsored insurance program, the administrative services provided, the expected average face amount as well as other certificate features.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount of the certificate loan in the loan account value (guaranteed not to be less than 6% annually). While a certificate loan is outstanding, loan interest is due and payable in arrears at the end of each certificate month or for the duration of the certificate, if shorter. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(5) The availability of additional insurance benefit riders will depend upon the particular group sponsored insurance program. You should check with your group sponsor to determine which additional insurance benefit riders are available under your program. Charges for additional insurance benefit riders may vary among group sponsored insurance programs.

     For information concerning compensation paid for the sale of the group contract and certificates, see the "Distribution of Certificates" section of the prospectus.


     The next table describes the range of total annual Portfolio operating expenses that an owner will pay while he or she owns the certificate. Expenses of the Portfolios may be higher or lower in the future. The table shows the lowest and highest expenses (as a percentage of Portfolio assets) charged by any of the Funds for its Portfolios for the fiscal year ended December 31, 2007. More detail concerning a particular Fund and its Portfolios' fees and expenses is contained in the prospectus for that Fund.


                  RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDING MANAGEMENT
              FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES)*


FEE DESCRIPTION                             MINIMUM   MAXIMUM
-----------------------------------------   -------   -------
Total Annual Portfolio Operating Expenses        %         %
                                              ---       ---


----------

* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.


GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500.We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

     The separate account is divided into sub-accounts, each of which currently invests in one of the 10 Fund Portfolios shown on the cover page of this prospectus. Your group sponsor insurance program, however, may limit the Portfolios, and in turn the sub-accounts, available for investment under your certificate. As such, you should consult your group sponsor to determine if restrictions apply to your investment in any of sub-accounts funded by the Portfolios.

     The separate account currently invests in the Portfolios of Series Fund, BlackRock Variable Series Funds, Inc., Lord Abbett Series Fund, Inc., Van Eck Worldwide Insurance Trust and W&R Target Funds, Inc. The Fund Portfolio prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358.You should read each prospectus carefully before investing in the certificate.


     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.

     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.


     Below is a list of the Portfolios and their adviser and sub-adviser, if applicable.



FUND/PORTFOLIO                             INVESTMENT ADVISER             INVESTMENT SUB-ADVISER
------------------------------------   -------------------------   ------------------------------------
SERIES FUND:

Bond Portfolio--Class 2 Shares         Advantus Capital
                                       Management, Inc.

Index 400 Mid-Cap Portfolio--          Advantus Capital
   Class 2 Shares                      Management, Inc.

Index 500 Portfolio--Class 2 Shares    Advantus Capital
                                       Management, Inc.

Money Market Portfolio                 Advantus Capital
                                       Management, Inc.

Mortgage Securities Portfolio--        Advantus Capital
   Class 2 Shares                      Management, Inc.

Real Estate Securities Portfolio--     Advantus Capital
   Class 2 Shares                      Management, Inc.

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Growth V.I.           BlackRock Advisors, LLC     BlackRock Investment Management, LLC
   Fund--Class 1
   (Seeks long-term growth of
   capital.)

LORD ABBETT SERIES FUND, INC.:
Mid Cap Value Portfolio                Lord, Abbett & Co. LLC

VAN ECK:
Worldwide Hard Assets                  Van Eck Associates
   Portfolio--Initial Class            Corporation
   (Seeks long-term capital
   appreciation by investing
   primarily in "hard asset"
   securities.)

W&R TARGET FUNDS, INC.:
W&R Target Science and                 Waddell & Reed Investment
   Technology Portfolio                Management Company
   (Seeks long-term capital growth.)



     The above Portfolios were selected based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

Another factor we considered during the selection process was whether the Portfolio's investment adviser or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Payments Made by Underlying Mutual Funds."

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CERTIFICATE CASH VALUE OF YOUR CERTIFICATE RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

ADDITIONS, DELETIONS OR SUBSTITUTIONS


     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.

     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.

     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS

     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Proportional voting may result in a small number of certificate owners determining the outcome of a vote.


     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT

     The guaranteed account is part of our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.

     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION

     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.

     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the "Transfers" section of this prospectus. Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value.

CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES

     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).

     The amount of the sales charge in any certificate year may not be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

OBRA EXPENSE CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for corporate taxes. The charge will not exceed 0.35 percent of premium. Under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the OBRA expense charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES

     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.

     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, face amount and account value, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.

     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.

     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.

     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group contractholder will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.


     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. For policies and certificates issued prior to December 31, 2008, the guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

     For group policies and certificates issued on and after January 1, 2009, the guaranteed rates are 200 percent of the maximum rates that could be charged based on 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Table"). The guaranteed rates are higher than 100 percent of the 2001 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 2001 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 2001 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.


TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES

     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.

     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1)the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2)our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.


     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and OBRA related expenses. No such charge or provision is made at the present time.


FUND CHARGES

     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.

GUARANTEE OF CERTAIN CHARGES

     We will not increase the following charges for group policies: (1) the maximum sales charge;(2) the maximum premium tax charge; (3) the OBRA expense charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge;(5) the maximum administration charge;(6) the maximum partial surrender transaction charge;(7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                           INFORMATION ABOUT THE GROUP
                             POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE

     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issuance of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.

     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING

     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.

     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.

     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.

     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.

     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK

     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.

     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made for a refund, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.


CONTINUATION OF GROUP COVERAGE


     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below apply as of the date eligibility ends:


-    The group contract has terminated; or


- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The required minimum will never be higher than $250.


     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group certificate to an individual policy of life insurance with us subject to the following:

- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.

- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.

     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

      GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the

"Conversion Right to an Individual Policy" section of this prospectus.

     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.

     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contract holder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contract holder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contract holder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. THE GROUP CONTRACT MAY BE CHANGED OR AMENDED BY AGREEMENT BETWEEN US AND THE CONTRACTHOLDER WITHOUT THE CONSENT OF ANY PERSON CLAIMING RIGHTS OR BENEFITS UNDER THE GROUP CONTRACT. ANY SUCH CHANGES MADE, THAT ARE NOT MATERIAL TO THE INFORMATION PRESENTED IN THIS REGISTRATION STATEMENT, MAY BE MADE WITHOUT NOTICE TO OR CONSENT OF THE CERTIFICATE OWNERS.


However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates. Certificate owners have no rights or obligations under the group contract other than those described in the group contract.


CERTIFICATE PREMIUMS


     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first monthly deduction. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.


     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Right to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS

     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE

     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.

     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.

     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.


     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent of the net premium. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

     If mandated by applicable law, we may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.

     Only the group sponsor may choose one of two death benefit options. The death benefit option so chosen shall be the same for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT

     The amount of the death benefit for Option A is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT

     The amount of the death benefit for Option B is determined as follows:

- the face amount of insurance on the insured's date of death while the certificate is in force; plus

- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus

- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus

- any monthly deductions taken under the certificate since the date of death; less

-    any outstanding certificate loans and accrued loan interest charged; less

- any unpaid monthly deductions determined as of the date of the insured's death.

     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.

CHANGE IN FACE AMOUNT

     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract or may have other adverse federal income tax consequences. More information on this subject and possible federal income tax consequences of this result is provided under the "Federal Tax Status" section. You should consult a tax adviser before changing the face amount of a certificate.

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS

     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.

     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)

     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").

     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").

     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES

     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.

     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the


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year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:


- the net asset value of a Portfolio share held in the sub-account of the separate account determined at the end of the current valuation period; plus

- the per share amount of any dividend or capital gains distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

- the net asset value of the Portfolio share held in the sub-account determined at the end of the preceding valuation period.

     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes.


DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS


     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender or partial surrender, the owner must send us a written request at our home office. The owner will be paid a net cash value, computed as of the end of the valuation period during which we receive the request at our home office. Surrender and partial surrender requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a surrender or partial surrender request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. In the case of a surrender, the payment can be in cash or, at the option of the owner, can be applied to a settlement option. A surrender or partial surrender may have federal income tax consequences. See "Federal Tax Status".)


     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:

- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or

-    100 percent of the net cash value.

     The maximum will be identified in the certificate.


     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount withdrawn if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.


     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.

     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.

TRANSFERS

     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.

     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.


MARKET TIMING This policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing." Market timing activity and frequent trading in your certificate can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term certificate owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this certificate if you intend to engage in market timing or frequent transfer activity.

     We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for certificate owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

     We reserve the right to restrict the frequency of--or otherwise modify, condition or terminate--any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more certificate owners is or would be to the disadvantage of other certificate owners. Any new restriction that we would impose will apply to your certificate without regard to when you purchased it. We also reserve the right to implement and administer restrictions and charge you for any fees, including redemption fees, that may be imposed by an underlying portfolio attributable to transfers in your certificate and, promptly upon request from an underlying portfolio, to provide certain information to the portfolio or its designee about your trading activities. You should read the Portfolio prospectuses for more details. The following factors will be considered in determining whether to implement and administer any restrictions and in assessing any fees:


-    the dollar amount of the transfer(s);

- whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

- whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

-    the number of transfers in the previous calendar quarter;

- whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.


     In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon detection of any further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your certificate will be permanent.


     None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging.


     In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent transfer activity at any time without prior notice.


GUARANTEED ACCOUNT TRANSFER RESTRICTIONS There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.


     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account at any one time may be limited to 20 percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account may be limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.


OTHER TRANSFER INFORMATION For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request at or after the New York Stock Exchange closes (usually 3:00 p.m. Central Time) for regular trading, we will process the order using the unit values for the sub-accounts determined at the close of the next regular trading session of the New York Stock Exchange. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.

     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10 per transfer, may be imposed in the future.


     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.

     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.

     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. For more information on electronic transfers, contact us.

     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion. For more information on transactions related to your policy, you may contact us at 1-800-843-8358.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the "Transfers" section of this prospectus.

     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.

     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST

     The interest rate charged on a certificate loan will be 8 percent per year.

     Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added to the outstanding loan balance. The new loan will be subject to the same rate of interest as the loan in effect.

     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least

6 percent annually, and compounded for the number of days since loan interest charges were last updated.

     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS

     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE

     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate without account value. Upon lapse, any outstanding loans and accrued interest is extinguished and any collateral in the loan account returned to us. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT

     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.

     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.

     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

ADDITIONAL BENEFITS

     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled (as defined in the rider), subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the time frames specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, a child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the


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contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.

     For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

     If mandated by applicable law, we may be required to block an owner's account and thereby refuse to pay any request for transfer, partial surrender, surrender, loan or death benefit proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your account to government regulators.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.


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MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.

     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the order of priority identified in the group contract.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.

     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.

     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.

- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person


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who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.


     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.


     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.


     Even if the death benefit under a certificate is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the death of the insured are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


FEDERAL TAX STATUS

INTRODUCTION

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE UNIVERSAL LIFE ACCOUNT

     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

     In calculating our corporation income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received


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deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, for the purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

TAX STATUS OF CERTIFICATES

     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.

OWNER CONTROL


     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the policy or certificate as necessary to attempt to prevent a certificate owner from being considered the owner of a pro rata share of the assets of the Variable Universal Life Account.


DIVERSIFICATION OF INVESTMENTS

     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, the tax consequences associated with loans are less clear where the spread between the interest rate charged on the loan and the interest rate credited under the certificate is very small. A tax adviser should be consulted about such loans. Whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.

     There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

     A complete surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate, reduced by any previously received excludable amounts ("investment in the certificate"). An exception to this general rule occurs in the


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case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.

     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.

     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract.


     It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. When a material change occurs, appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven certificate years. If there is a reduction in the benefits under the certificate during the first seven certificate years at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the certificate had originally been issued at the reduced face amount.


     To prevent your certificate from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits.

     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.

     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within


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two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.

MULTIPLE POLICIES

     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

WITHHOLDING

     To the extent that certificate distributions are taxable, they are generally subject to income tax withholding. Recipients can generally elect however, not to have tax withheld from distributions.

OTHER TRANSACTIONS

     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

OTHER TAXES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary.


BUSINESS USES OF POLICY Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing a certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

EMPLOYER-OWNED LIFE INSURANCE CONTRACTS Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO In Rev.Rul.2004-75, 2004-31 I.R.B.109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts (or certificates) issued by a Puerto Rico branch of a United States life insurance company is U.S.- source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES If a certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the certificate. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a certificate, this certificate could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a certificate.

SPLIT-DOLLAR ARRANGEMENTS

     The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

     Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for director and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of that date, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing certificate, or the purchase of a new certificate, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

     There may also be an indirect tax upon the income in a certificate or the proceeds of a certificate under the federal corporate alternative minimum tax, if the owner is subject to that tax.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES The transfer of the certificate



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or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the certificate owner's estate for purposes of federal estate tax if the insured owned the certificate. If the certificate owner was not the insured, the fair market value of the certificate would be included in the certificate owner's estate upon the owner's death. The certificate would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.


     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the certificate owner. Regulations issued under the Code may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS. A competent tax adviser should be consulted for further information.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     It should be understood that the foregoing description of the federal income tax, gift and estate tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.

                          DISTRIBUTION OF CERTIFICATES


     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial ("Selling Firms"). Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota and acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


     The amount of commission received by an individual registered representative in connection with the sale of a group contract or certificate is determined by his or her broker-dealer. In the case of a group contract or certificate sold by registered representatives of


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Securian Financial, commissions are paid, if at all, directly to such registered representatives by Minnesota Life as agent for Securian Financial. Compensation based on such sales may also be paid to general agents of Minnesota Life who are also Securian Financial registered representatives. In the case of a group contract or certificate sold by a registered representative of a Selling Firm, commissions are paid directly to the Selling Firm. The commissions and compensation described in this section, and the payments to broker-dealers described below, do not result in charges against the group contract or certificates that are in addition to the charges described elsewhere in this prospectus.

     Commissions to any registered representatives, whether such registered representatives are registered with Selling Firms or Securian Financial on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year. In addition to commission payments to registered representatives of Securian Financial Services, Minnesota Life may also make certain retirement and other benefit plans (including deferred compensation, group health and life insurance and liability insurance programs) available to its employees or full-time life insurance agents.

     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.

     All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present the policies described in this prospectus over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS


     Minnesota Life pays the costs of selling the group contract and certificates, some of which are described in more detail elsewhere in this prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account. These payments decrease a fund's investment return.


     In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all certificate owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the group contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the Separate Account.


     Owners, through their indirect investment in the funds, bear the costs of the investment advisory fees that mutual funds pay to their respective investment advisers. As described above, an investment adviser of a fund, or its affiliates, may make payments to Minnesota Life and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets.


     Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the group contract and certificates. Without these payments, certain group contract and certificate charges would likely be higher than they are currently. All of the underlying mutual funds offered in the group contract and certificates currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.


     Minnesota Life considers profitability when determining the charges in these group contract and certificates. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a certificate is held and the greater a certificate's investment return.


                                                                   OTHER MATTERS

LEGAL PROCEEDINGS

     Minnesota Life, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on: the separate account; Securian Financial to perform its underwriting contract with the separate account; or the ability of Minnesota Life to meet its obligations under the Policy.

REGISTRATION STATEMENT

     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The complete financial statements of the separate account and Minnesota Life can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.

     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account, the group contract and the certificates is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a free copy of the Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.


     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC, 20549-0102. You can also call the SEC at 1-202-551-8090.


     The table of contents for the Statement of Additional Information is as follows:

General Information and History Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)




                       STATEMENT OF ADDITIONAL INFORMATION


        THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2008



This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the current prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information by reference.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.



The separate account currently invests in the Series Fund, Fidelity(R) VIP, Janus Aspen Series, Van Eck Worldwide Insurance Trust, W&R Target Funds, Inc., Lord Abbett Series Fund, Inc. and BlackRock Variable Series Funds, Inc.


PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.

If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.

If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:

o        the monthly cost of insurance charges that were paid; and
o the monthly cost of insurance charges that should have been paid based on the insured's correct age.

The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.


EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.

An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.
DEATH BENEFIT The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC
Section 7702.
For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:


Attained   Applicable
  Age      Percentage

   35         432.4%
   45         310.2
   55         226.9
   65         171.8
   75         137.5


For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:


Attained   Applicable      Attained   Applicable      Attained   Applicable
  Age      Percentage        Age      Percentage        Age      Percentage
40 & below    250%            54         157%            68         117%
   41         243             55         150             69         116
   42         236             56         146             70         115
   43         229             57         142             71         113
   44         222             58         138             72         111
   45         215             59         134             73         109
   46         209             60         130             74         107
   47         203             61         128            75-90       105
   48         197             62         126             91         104
   49         191             63         124             92         103
   50         185             64         122             93         102
   51         178             65         120             94         101
   52         171             66         119             95         100
   53         164             67         118

Several factors that may influence the premium limit under the Guideline Premium/Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract.
(See "Federal Tax Status".)

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.


Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The contracts and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.


Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2007, 2006 and 2005 were $________, $231,246, and $227,813, respectively.


Securian Financial may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, Securian Financial may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.


UNDERWRITING The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a 0.25 percent OBRA expense charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The account values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or account values were allocated differently among individual sub-accounts with varying rates of return. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.


The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 1980 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table. The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges - - 2001 CSO" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 200 percent of the maximum allowed under the 2001 Commissioners Standard Ordinary ("2001 CSO") Mortality Table. A maximum sales charge of 5 percent is also used. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.


The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (1.01 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.50 percent, 4.41 percent and 10.32 percent.


The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under the Omnibus Budget Reconciliation Act of 1990 ("OBRA") and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased OBRA related expenses in that situation (as described in "OBRA Expense Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred, that no optional riders have been requested and that no allocations have been made to the guaranteed account. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.


Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

Illustrations to be provided by subsequent amendment.

FINANCIAL STATEMENTS
The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Universal Life Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    26.        Exhibits

    27.        Directors and Officers of the Minnesota Life Insurance Company

    28.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    29.        Indemnification

    30.        Principal Underwriters

    31.        Location of Accounts and Records

    32.        Management Services

    33.        Fee Representation


                            PART C: OTHER INFORMATION
Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Minnesota Life Insurance Company



Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
Brian C. Anderson                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                       Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Jenean C. Cordon                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John J. Coughlan                       Director
XATA Corporation
151 East Cliff Road
Burnsville, MN 55337

Susan L. Ebertz                        Vice President -- Group Insurance
Minnesota Life Insurance Company       Services
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                        Senior Vice President - Life
Minnesota Life Insurance Company       Product Manufacturing
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                      Vice President - Individual
Minnesota Life Insurance Company       Underwriting and Claims
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                          Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Thomas A. Gustafson                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mark B. Hier                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                         Director
4623 McDonald Drive Overlook
Stillwater, MN 55082


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Wilford J. Kavanaugh                   Vice President -- Securian
Minnesota Life Insurance Company       Distribution Management
400 Robert Street North
St. Paul, MN  55101

Daniel H. Kruse                        Second Vice President and Actuary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, NM 55101

David J. LePlavy                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                       Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Anthony J. Martins                     Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                      Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

H. Geoffrey Peterson                   Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                    Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Dennis E. Prohofsky                    Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                        Director, Senior Vice President and General Counsel
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                        Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                      Senior Vice President
Minnesota Life Insurance Company       and Treasurer
400 Robert Street North
St. Paul, MN  55101

Nancy R. Swanson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director, Executive Vice President
Minnesota Life Insurance Company       & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                       Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                        Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director, Executive Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101


Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company

     CNL Financial Corporation (Georgia)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Lafayette Litho, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network Insurance Agency, Inc. (Massachusetts)


Wholly-owned subsidiaries of CNL Financial Corporation:

     Cherokee National Life Insurance Company (Georgia)
     CNL/Insurance America, Inc. (Georgia)
     CNL/Resource Marketing Corporation (Georgia)
     Commodore National Reinsurance Company, Ltd.


Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Majority-owned subsidiary of Securian Financial Group, Inc.:

     Securian Trust Company, N.A.


Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC


Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:


         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Securian Life Variable Universal Life Account
         Minnesota Life Individual Variable Universal Life Account

     (b) Directors and officers of Securian Financial Services, Inc.:

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101


Lynda S. Czarnetzki                  Vice President - Financial
Securian Financial Services, Inc.    Management and Treasurer
400 Robert Street North
St. Paul, Minnesota 55101


Warren J. Zaccaro                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dwayne C. Radel                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Richard A. Diehl                     Vice President and
Securian Financial Services, Inc.    Chief Investment Officer
400 Robert Street North
St. Paul, Minnesota 55101


Scott C. Thorson                     Vice President - Operations
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Suzanne M. Chochrek                  Vice President - Business
Securian Financial Services, Inc.    and Market Development
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                    Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Janet M. Hill                        Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Jay R. Brown                         Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------


Securian Financial,
 Services Inc.         $     493,824         --             --           --


Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 29th day of February, 2008.



                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



Signature                        Title                                Date
---------                        -----                                ----
/s/ Robert L. Senkler                                          February 29, 2008
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Mary K. Brainerd

                                 Director
---------------------------
John W. Castro

*                                Director
---------------------------
John J. Coughlan


Signature                        Title                                 Date
---------                        -----                                 ----

*
---------------------------      Director
Sara H. Gavin

*                                Director
---------------------------
John F. Grundhofer

                                 Director
---------------------------
John H. Hooley

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Dwayne C. Radel

*                                Director
---------------------------
Trudy A. Rautio

*                                Director
---------------------------
Randy F. Wallake

*                                Director
---------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       February 29, 2008
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief financial officer)

/s/ Warren J. Zaccaro
---------------------------      Executive Vice President       February 29, 2008
Warren J. Zaccaro                and Chief Financial Officer
                                 (chief accounting officer)

/s/ Gregory S. Strong
---------------------------      Senior Vice President, Chief   February 29, 2008
Gregory S. Strong                Actuary and Treasurer
                                 (treasurer)

/s/ Dwayne C. Radel
---------------------------      Attorney-in-Fact               February 29, 2008
Dwayne C. Radel



* Pursuant to power of attorney dated February 11, 2008, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

26(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed on
                    March 3, 1997 as Exhibit A(1) to the Registrant's Form S-6,
                    File Number 33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(b)               Not Applicable.

26(c)(1)            Distribution Agreement, filed on March 3, 1997 as
                    Exhibit A (3)(a) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(c)(2)            Agent Sales Agreement, filed on March 3, 1997 as
                    Exhibit A(3)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

26(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed on April 24, 2002 as Exhibit A(5)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(b) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(c) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed on March 4, 1999 as Exhibit A(5)(d) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(e) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed on April 24, 2002 as Exhibit A(5)(f) to the Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 9, is hereby incorporated by reference.

26(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed on March 4, 1999 as
                    Exhibit A(5)(g) to

Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

26(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed on March 4, 1999 as
                    Exhibit A(5)(h)to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed on March 4, 1999 as Exhibit A(5)(i) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 4, is hereby incorporated by reference.

26(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed on March 13, 2000 as Exhibit A(5)(j)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed on March 13, 2000 as
                    Exhibit A(5)(k) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 6, is hereby
                    incorporated by reference.

26(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed on March 4, 1999 as
                    Exhibit A(5)(l) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed on March 4, 1999 as Exhibit A(5)(m) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed on March 13, 2000 as Exhibit A(5)(n)
                    to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 6, is hereby incorporated by reference.

26(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(o) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed on April 24,
                    2002 as Exhibit A(5)(p) to the Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is
                    hereby incorporated by reference.

26(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed on March 4, 1999 as Exhibit A(5)(q) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed on March 4, 1999 as Exhibit A(5)(r) to
                    Registrant's Form S-6, File



Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed on March 4, 1999 as Exhibit A(5)(s) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed on March 4,
                    1999 as Exhibit A(5)(t) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed on March 4, 1999 as
                    Exhibit A(5)(u) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

26(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed on March 4,
                    1999 as Exhibit A(5)(v) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed on March 4,
                    1999 as Exhibit A(5)(w) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is
                    hereby incorporated by reference.

26(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed
                    on March 4, 1999 as Exhibit A(5)(x) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed
                    on February 27, 2001 as Exhibit A(5)(y) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed on February 27, 2001 as Exhibit A(5)(z) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

26(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed on
                    February 27, 2001 as Exhibit A(5)(aa) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.

26(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed on
                    February 27, 2001 as Exhibit A(5)(bb) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    7, is hereby incorporated by reference.



Exhibit Number      Description of Exhibit
--------------      ----------------------

26(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed on April 24, 2002 as Exhibit A(5)(cc) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed on April 24, 2002 as Exhibit A(5)(dd) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(d)(31)           Spouse/Domestic Partner Coverage Rider, form 07-30969.

26(d)(32)           Certificate of Insurance Spouse/Domestic Partner Coverage,
                    form 07-30970.

26(d)(33)           Policy Rider Waiver Agreement, form 07-30971.

26(d)(34)           Certificate Supplement - Waiver Agreement, form 07-30972.

26(d)(35)           Spouse and Child Term Life Insurance Policy Rider, form 07-30960.

26(d)(36)           Spouse and Child Term Life Insurance Certificate Supplement, form
                    07-30961.

26(d)(37)           Policy Rider Accidental Death and Dismemberment Benefit, form 07-30962.

26(d)(38)           Certificate Supplement Accidental Death and Dismemberment Benefit,
                    form 07-30963.

26(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed on March 4, 1999 as
                    Exhibit A(10)(a)(i) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed on February 27, 2001 as Exhibit
                    A(10)(a)(ii)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed on March 4, 1999 as Exhibit A(10)(a)(v) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

26(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed on February 27, 2001 as Exhibit
                    A(10)(a)(iv)to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(e)(5) Variable Universal Life Employee Application, form 01-30392, filed on April 24, 2002 as Exhibit A(10)(a)(v)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed on April 24, 2002 as Exhibit A(10)(a)(vi)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 9, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor filed on March 4, 1999 as Exhibit A(6)(a) to Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

26(f)(2)            Bylaws of the Depositor filed on November 23, 2004 as
                    Exhibit 26(f)(2) to Minnesota Life Variable Life Account's
                    Form N-6, File Number 333-120704, Initial Registration
                    Statement, is hereby incorporated by reference.

26(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed on September 9, 2003 as Exhibit 27(g) to Registrant's
                    Form N-6, File Number 33-85496, Post-Effective Amendment
                    Number 12, is hereby incorporated by reference.

26(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed on September 7, 2007 as Exhibit
                    23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number
                    2-96990, Post-Effective Amendment Number 35, is hereby
                    incorporated by reference.


Exhibit Number      Description of Exhibit
--------------      ----------------------
26(h)(1)(ii)        Shareholder Information Agreement between Advantus Series
                    Fund, Inc. and Minnesota Life Insurance Company, filed on
                    April 20, 2007 as Exhibit 26(h)(1)(iv) to Registrant's Form N-6,
                    File Number 33-85496. Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed on February 27, 2003 as Exhibit 27(h)(2)(i)
                    to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed on February 27, 2003 as Exhibit
                    27(h)(2)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

26(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed on February
                    27, 2003 as Exhibit 27(h)(2)(iv) to Registrant's Form N-6,
                    File Number 33-85496, Post-Effective Amendment Number 10, is
                    hereby incorporated by reference.

26(h)(2)(v)         Amendment Dated March 1, 2004 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22,
                    2005 as Exhibit 26(h)(2)(v) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 14, is
                    hereby incorporated by reference.

26(h)(2)(vi)        Amendment dated May 1, 2005 to the Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                    Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.


26(h)(2)(vii)       Amendment Number Two to the Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors LLC and
                    Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account's Form
                    N-4, File Number 333-136242, Pre-Effective Amendment Number
                    2, is hereby incorporated by reference.


26(h)(2)(viii)      Rule 22c-2 Shareholder Information Agreement between Janus
                    Capital Management, LLC, Janus Services LLC, Janus
                    Distributors LLC, Janus Aspen Series and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(2)(viii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 17, is hereby
                    incorporated by reference.

26(h)(3)(i)         Amended and Restated Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed on April 20, 2007 as
                    Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)        First Amendement to Amended and Restated Participation
                    Agreement among Minnesota Life Insurance Company, Fidelity
                    Distributors Corporation, Variable Insurance Products Fund,
                    Variable Insurance Products Fund II, Variable Insurance Products
                    Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life
                    Individual Variable Universal Life Account's Form N-6, File Number
                    333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

26(h)(4)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc., filed on February 27, 2003 as Exhibit 27(h)(6) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

26(h)(5)(i)         Waddell & Reed Target Funds, Inc. Participation Agreement,
                    previously filed on February 19, 2004 as exhibit 27(h)(15)
                    to Minnesota Life Variable Life Account's Form N-6, File
                    Number 333-109853, Pre-Effective Amendment Number 1, is
                    hereby incorporated by reference.

26(h)(5)(ii)        Amendment Number One to the Target Funds Participation
                    Agreement among Minnesota Life Insurance Company, Waddell &
                    Reed, Inc. and W&R Target Funds, Inc., previously filed as
                    Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                    Account's Form N-6, File Number 33-64395, Post-Effective
                    Amendment Number 13, on April 21, 2006, is hereby
                    incorporated by reference.

26(h)(5)(iii)       Shareholder Information Agreement among Ivy Funds
                    Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                    Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(6)(i)         Participation Agreement between Lord Abbett Distributor
                    LLC and Minnesota Life Insurance Company filed on April 27,
                    2004 as Exhibit 27(h)(8) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 13, is
                    hereby incorporated by reference.

26(h)(6)(ii)        Rule 22c-2 Agreement between Lord Abbett Distributor LLC and
                    Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit
                    26(h)(6)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(6)(iii)       Participation Agreement between BlackRock Variable Series Funds, Inc.
                    and Minnesota Life Insurance Company, to be supplied by subsequent amendment.

26(h)(7)(i)         Participation Agreement among Van Eck Worldwide Insurance
                    Trust, Van Eck Securities Corporation, Van Eck Associations
                    Corporation and Minnesota Life Insurance Company.

26(h)(7)(ii)        Van Eck Shareholder Information Agreement between Minnesota
                    Life Insurance Company and Van Eck Securities Corporation, filed on April 20, 2007 as Exhibit 26(h)(7)(ii) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number 17,
                    is hereby incorporated by reference.

26(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                    333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed on February 26, 2003 as Exhibit 24(c)8(r) to Variable
                    Annuity Account's Form N-4, File Number 333-91784,
                    Post-Effective Amendment Number 1, is hereby incorporated by reference.

26(j)               Not Applicable.

26(k)               Opinion and consent of Ted Schmelzle, Esq.

26(l)               Actuarial opinion of Brian C. Anderson, FSA.

26(m)               Calculations, previously filed on April 20, 2007 as Exhibit 26(m)
                    to Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 17, is hereby incorporated by reference.

26(n)               Consent of KPMG LLP, to be supplied by subsequent amendment.

26(o)               Not Applicable.

26(p)               Not Applicable.

26(q)               Redeemability exemption, filed on April 20, 2007 as Exhibit
                    26(q) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.